Exhibit 99.2
Investor Presentation February 2008 Deutsche Bank Small and Mid Cap Growth Conference

Safe Harbor Statement Except for historical information, statements included in this presentation may constitute forward- looking statements regarding, among other things, future revenue growth, market trends, new business opportunities and investment programs, synergies resulting from the merger of Grubb & Ellis Company and NNN Realty Advisors, consummation of the sale of warehoused commercial properties to Grubb & Ellis Realty Advisors, new hires, results of operations, changes in expense levels and profitability and effects on the Company of changes in the real estate markets. These statements involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results and performance in future periods to be materially different from any future results or performance suggested by these statements. Such factors which could adversely affect the Company's ability to obtain these results include, among other things: (i) the volume of sales and leasing transactions and prices for real estate in the real estate markets generally; (ii) a general or regional economic downturn that could create a recession in the real estate markets; (iii) the Company's debt level and its ability to make interest and principal payments; (iv) an increase in expenses related to new initiatives, investments in people, technology and service improvements; (v) the success of current and new investment programs; (vi) the success of new initiatives and investments; (vii) the inability to attain expected levels of expense synergies resulting from the merger of Grubb & Ellis Company and NNN Realty Advisors; (viii) Grubb & Ellis Realty Advisors' failure to obtain the requisite approval of its stockholders to acquire the warehoused commercial properties from Grubb & Ellis; and (ix) other factors described in the definitive joint proxy/prospectus filed with the Securities and Exchange Commission on November 5, 2007 and the Company's annual report on Form 10-K for the fiscal year ending June 30, 2007, filed with the SEC.

The new Grubb & Ellis Established Investment Management Platform Range of Products TICs, Non-Traded REITs, Joint Ventures, Funds, Mutual Funds, Wealth Management Track Record of Significant Growth Footprint 130 offices and 6,000 professionals with access to 90 markets; only CBRE has more brokers Full service offering Specialists covering all aspects of commercial real estate Brand1 Fourth most recognized brand and 50 years in business NNN Realty Advisors Grubb & Ellis The New Grubb & Ellis Competitive Strengths As a result of the merger completed on Dec. 7, 2007, the new Grubb & Ellis is significantly larger, more diversified and better capitalized for growth. 1 Based on The Company Lipsey Survey 2007

Diversified Platform

Investment Management Company is one of the most active buyers and sellers of commercial real estate in the U.S. At 12/31/07 Grubb & Ellis investment portfolio assets valued in excess of $5.7 billion located throughout 30 states, including over 10,000 apartment units More than $3.0 billion of investor equity at 12/31/07 Over 34,000 investors in investment products Extensive distribution of product through Grubb & Ellis Securities, a FINRA registered broker-dealer

Investment Management Real Estate Platforms 51% ownership with opportunity to increase to 78% over time Create a family of real estate open and closed end mutual and hedge funds Mutual Funds Grubb & Ellis Alesco Global Advisors Recognized market leader Approximately 19% market share1 Approximately $4.0 billion of TIC assets under management Sponsor of Tenant in Common (TIC) 1031 exchanges Acquisition Fees Disposition Fees Finance Fees Substantial Fee Income Asset Management Fees Property Management Fees Broker-Dealer Fees 1 Total market for 2007 based on industry sources, including Omni Research and Consulting. 2 active SEC- registered non- trade REITs Approximately $1.4 billion of assets under management Sponsor of non- traded REITs / Funds Commitments for in excess of $180 million since platform inception in early 2008 from individual, institutional, and corporate investors. Wealth Management

Investment Offerings Securitized Tenant-in-Common (TIC)/1031 Exchanges Allows investors fractionally to own large, institutional- quality real estate assets with the added advantage of qualifying for deferred tax benefit on real estate capital gains Equity invested in 1031 TIC exchanges has grown from less than $200 million in 2001 to approximately $2.4 billion1 in 2007 Grubb & Ellis holds the dominant position in the securitized tenant-in-common 1031 exchange market Sponsor of more than 150 tenant-in-common programs 55 full-cycle programs Raised more than $450 million of equity in 2007 1 Total market based on data from Omni Research and Consulting.

Investment Offerings (cont.) Public Non-traded REITs Public non-traded REITs are registered with the SEC but are not listed on any of the securities exchanges, unlike traditional REITs. This type of investment is appealing to those looking for a steady flow of income without market price volatility Approximately 29 active public non-traded REITs raised $6.7 billion of equity in 2006 and a record of $11.5 billion has been raised in 2007 Grubb & Ellis sponsors two demographically focused public non-traded REITs that are actively raising capital Grubb & Ellis Healthcare REIT Grubb & Ellis Apartment REIT

Total Available Market Opportunity Industry sources, including Omni Research and Consulting Robert A. Stanger and Company

Investment Offerings (cont.) Wealth Management New investment product launched in 2008 to capitalize on the existing Grubb & Ellis Investors' platform National asset sourcing capabilities Institutional caliber acquisition and due diligence expertise High quality asset and property management Debt placement/structured finance capabilities Cost savings through scale economies Proprietary market research Flexibility within the real estate and securities platforms

51% ownership in Alesco Global Advisors (AGA) Earn-out potential to increase ownership to 78% Product family run by Jay P. Leupp, a 14 year veteran of the real estate securities industry Branded Grubb & Ellis Alesco Global Advisors Use Grubb & Ellis Securities to distribute funds Mutual Fund

Investment Management Fee Summary

Extensive Distribution Network Grubb & Ellis Securities is registered with SEC, FINRA and all 50 states Provides dealer-manager services through a diversified group of third-party broker-dealers More than 150 broker-dealer selling arrangements with over 40,000 financial reps nationwide marketing Grubb & Ellis investment products. This includes some of the largest names in the industry: Ameriprise Wedbush Morgan Commonwealth Over $3.0 billion equity raised since 1998

Comprehensive Coverage International Locations Seoul, South Korea Stockholm, Sweden London, England Doha, Qatar Canadian Alliance Partner Avison Young - 10 offices 6,000 professionals 1,830 brokers 130 offices - 63 owned, 67 affiliate

Transaction Services Among the nation's largest and most experienced commercial real estate brokerage forces Provide a full range of commercial real estate brokerage services for owners, occupants and investors Comprehensive coverage - investment, office, industrial, retail, land and multi-family 927 brokers at 12/31/07 Select brokers have the opportunity to cross-sell through the investment management platform Recent SEC proposal to compensate real estate brokers for referrals to securitized programs

Management Services Approximately 216 million square feet under management 175 million third party property management 41 million under captive management related to the investment management programs 2007 revenues of $214.6 million Microsoft 2007 Vendor of the Year award Nearly one-third of all new assignments originate from existing clients

Diversified Blue Chip Client Base

Our Opportunity There is a significant opportunity to leverage Grubb & Ellis brand New Products Wealth Management Mutual Funds Cross-selling In-house management of previously outsourced properties through Grubb & Ellis property management business Licensing program Referral of capital from select licensed Grubb & Ellis brokers to the investment management business Foundation for Growth Cash and available line of credit to grow the business Minimal debt

2007 Combined Revenue Financial Performance Legacy Grubb & Ellis New Grubb & Ellis 540.132 717.781 2007 Combined Adjusted EBITDA 1 Legacy Grubb & Ellis revenue represents the revenue of the transaction services and management services businesses of the legacy Grubb & Ellis Company for the twelve month period ended December 31, 2007. New Grubb & Ellis revenue represents the arithmetic combination of the revenue of NNN Realty Advisors and Grubb & Ellis for the twelve month period ended December 31, 2007. 2 Legacy Grubb & Ellis EBITDA (earnings before interest, taxes, depreciation and amortization) reflects EBITDA of the transaction services and management services businesses of the legacy Grubb & Ellis Company for the twelve month period ended December 31, 2007. New Grubb & Ellis EBITDA represents the arithmetic combination of the EBITDA of NNN Realty Advisors and Grubb & Ellis for the twelve month period ended December 31, 2007. Adjusted EBITDA adds back certain non-cash and non-recurring items as more fully described in the reconciliation table included in this presentation. Legacy Grubb & Ellis New Grubb & Ellis 17.696 74.774

Investment Highlights Broad Capabilities and Diversified Platform Brokerage business with a sales forces of more than 1,800 brokers1 Investment management business that has raised more than $3.0 billion of equity since inception Recurring revenue through property and asset management business with 216 million square feet of property under management and more than $5.7 billion of assets under management2 One of the most recognized commercial real estate services brand which should drive market penetration Since merger, NNN product lines rebranded Grubb & Ellis Brand Recognition Blue chip client roster, including Fortune 100 companies Named Microsoft 2007 Vendor of the year from among 15,000 service providers Superior Client Service Combined adjusted 2007 EBITDA of approximately $75 million2 More than $10 million in synergies anticipated in 2008 $49 million of cash and $75 million line of credit Earnings Power and Liquidity Footnotes: 1 - includes company and affiliate brokers at 12/31/07; 2 Refer to non-GAAP reconciliation table

Supplemental Data

Reconciliation of Non-GAAP Measures (amounts in thousands) Legacy Grubb & Ellis Company Net income and EBITDA (earnings before interest, taxes, depreciation and amortization) reflects EBITDA of the transaction services and management services businesses of the legacy Grubb & Ellis Company for the twelve month period ended December 31, 2007. New Grubb & Ellis EBITDA represents the arithmetic combination of the EBITDA of NNN Realty Advisors and Grubb & Ellis for the twelve month period ended December 31, 2007. Adjusted EBITDA adds back certain non-cash and non-recurring items.